UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/02/2004

Genaera Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-19651

DE	13-3445668
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5110 Campus Drive
Plymouth Meeting, PA 19462
(Address of Principal Executive Offices, Including Zip Code)

610.941.5676
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On November 2, 2004, Genaera Corporation (the "Company") issued a press release announcing that it has received definitive commitments from unaffiliated institutional investors for the purchase of an aggregate of 3,775,748 shares at $3.45 per share of registered common stock for aggregate proceeds of $13.0 million. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

Exhibit
Number                Description

99.1                       Press release of the Company dated November 2, 2004 - "Genaera Announces $13.0 Million Direct Equity Placement".

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Genaera Corporation

Date: November 04, 2004.	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President, Chief Finanacial Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of the Company dated November 2, 2004 -